                                                                 Exhibit (g)(vi)


                            TRANSFER AGENCY AGREEMENT
                               AMENDED SCHEDULE A

Fund                                                                         Effective Date
----                                                                         --------------
Schwab 1000 Fund                                                             January 1, 1994
Schwab Long-Term Government                                                  May 1, 1993
   Bond Fund
Schwab Short/Intermediate                                                    May 1, 1993
   Government Bond Fund
Schwab Long-Term California                                                  May 1, 1993
   Tax-Free Bond Fund
Schwab Short/Intermediate                                                    May 1, 1993
   California Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund                                          May 1, 1993
Schwab Short/Intermediate                                                    May 1, 1993
   Tax-Free Bond Fund
Schwab YieldPlus Fund                                                        July 21, 1999
Schwab GNMA Fund                                                             January 27, 2003

                                             SCHWAB INVESTMENTS

                                             By:    /s/ Stephen B. Ward
                                                    ----------------------------
                                             Name:  Stephen B. Ward
                                             Title: Senior Vice President
                                                    and Chief Investment Officer

                                             CHARLES SCHWAB & CO., INC.

                                             By:    /s/ Randall W. Merk
                                                    ----------------------------
                                             Name:  Randall W. Merk
                                             Title: Executive Vice President

Dated:   January 6, 2003

                                     AMENDED

                                   SCHEDULE C

                               TRANSFER AGENT FEES

Fund                                              Fee
----                                              ---
Schwab 1000 Fund                                  Five one-hundredths of one
                                                  percent (.05%) of the Fund's
                                                  average annual net assets,
                                                  calculated and payable on
                                                  a monthly basis

Schwab Short-Term Bond Market Fund                Five one-hundredths of one
(Formerly known as Schwab Short-Term              percent (.05%) of the Fund's
Bond Market Index Fund; and Schwab                average annual net assets,
Short/Intermediate                                calculated and payable on
                                                  a monthly basis

Schwab Total Bond Market Fund                     Five one-hundredths of one
                                                  percent (.05%) of the Fund's
(Formerly known as Schwab Total                   average annual net assets,
Bond Market Index Fund; and                       calculated and payable on a
Schwab Long-Term Government Bond                  monthly basis
Fund)

Schwab Long-Term California                       Five one-hundredths of one
Tax-Free Bond Fund                                percent (.05%) of the Fund's
                                                  average annual net assets,
                                                  calculated and payable on a
                                                  monthly basis

Schwab Short/Intermediate                         Five one-hundredths of one
California Tax-Free Bond Fund                     percent (.05%) of the Fund's
                                                  average annual net assets,
                                                  calculated and payable on a
                                                  monthly basis

Schwab Long-Term Tax-Free                         Five one-hundredths of one
Bond Fund                                         percent (.05%) of the Fund's
                                                  average annual net assets,
                                                  calculated and payable on a
                                                  monthly basis

Schwab Short/Intermediate                         Five one-hundredths of one
Tax-Free Bond Fund                                percent (.05%) of the Fund's
                                                  average annual net assets,
                                                  calculated and payable on
                                                  a monthly basis

Schwab YieldPlus Fund                             Five one-hundredths of one
                                                  percent (.05%) of the Fund's
                                                  average annual net assets,
                                                  calculated and payable on a
                                                  monthly basis

Schwab GNMA Fund                                  Five one-hundredths of
                                                  one percent (.05%) of the
                                                  Fund's average annual net
                                                  assets, calculated and payable
                                                  on a monthly basis

                                           SCHWAB INVESTMENTS

                                           By:    /s/ Stephen B. Ward
                                                  --------------------------
                                           Name:  Stephen B. Ward
                                           Title: Senior Vice President
                                                  and Chief Investment Officer

                                           CHARLES SCHWAB & CO., INC.

                                           By:    /s/ Randall W. Merk
                                                  --------------------------
                                           Name:  Randall W. Merk
                                           Title: Executive Vice President

Dated:   January 6, 2003